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                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT

     This Second Amendment to Amended and Restated Loan Agreement (this "Second Amendment") is made as of the 1st day of April, 1999 by Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("Borrower"), and LaSalle National Bank, a national banking association ("LaSalle").

                                  WITNESSETH:

     WHEREAS, Borrower and LaSalle are all of the parties to that certain Amended and Restated Loan Agreement dated as of February 28, 1998, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of July 31, 1998 (the "First Amendment")(the Amended and Restated Loan Agreement, together with the First Amendment, as ???? amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement"); and

     WHEREAS, Borrower has requested that LaSalle amend the Loan Agreement with respect to certain matters, and LaSalle is agreeable to such request, on and subject to the ??? and conditions set forth herein;

     NOW, THEREFORE, the parties hereto hereby agrees as follows:

     1.  Definitions.  Capitalized terms used herein and not otherwise defined
         -----------
herein are used with the meanings given each terms in the Loan Agreement.

     2.  Amendment.  The Loan Agreement is hereby amended as follows:
         ---------

     a) by deleting the definition of "Debt Service Coverage Ratio" in its entirety and replacing it with the following:

     "Debt Service Conversion Ratio" shall mean, as to any Person for any
      -----------------------------
period, (i) ??? Cash Flow of such Person and its subsidiaries for such period, divided by (ii) the aggregate of all cash payments required to be made (including interest expense actually paid) with respect to Indebtedness of such Person of its Subsidiaries for such period, plus all mandatory and optional redemptions or acquisitions of Equity Interests of each Person and its Subsidiaries actually made in such for such period.

     b) for the period ended January 2, 1999 and the three following fiscal quarters thereafter, Borrower shall add back to Consolidated Cash Flow the $7,303,000 "??? ??? provision", as disclosed in Borrower's 10K report dated January 2, 1999, solely for the purpose of calculating Debt Service Coverage Ratio.







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3.   Miscellaneous.
     -------------

     a)  Captions. Section captions and headings used in this Second Amendment
         --------
are for convenience only and are not part of and shall to affect the construction of this Second Amendment.

     b)  Governing Law.  This Second Amendment shall be a contract made under
         -------------
and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Second Amendment shall be intergrated in such a manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

     c)  Counterparts.  This Second Amendment may be executed in one or more
         ------------
counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

     d)  Successors and Assigns.  This Second Amendment shall be binding upon
         ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     e)  References.  From and after the date of execution of this Second
         ----------
Amendment, and reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Second Amendment shall be deemed to include this Second Amendment unless the context shall otherwise require.

     f)  Continued Effectiveness.  Notwithstanding anything contained herein,
         -----------------------
the terms of this Second Amendment are not intended to and do not serve to effect a ??? as to the Loan Agreement. The parties herein expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness executed under the Loan Agreement which is evidenced by the Notes provided for therein and assured by the Collateral. The Loan Agreement, except as modified hereby, and such of the other Loan Documents remains in full force and effect and are hereby reaffirmed in all respects.

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                                       2
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        IN WITNESS WHEREOF, the parties have executed this, Second Amendment to
Amended and Restated Loan and Security Agreement as of the date first set forth above.



                                        MRS. FIELDS' ORIGINAL COOKIES, INC., a
                                        Delaware corporation.


                                        By:  /s/ L. Tim Pierce
                                           -------------------------------
                                        Name: L. Tim Pierce
                                             -----------------------------
                                        Title: Senior Vice President
                                              ----------------------------



                                        LASALLE BANK NATIONAL, a national
                                        banking association.


                                        By: /s/ Kristin T. Freund
                                           -------------------------------
                                        Name: Kristin T. Freund
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------